Exhibit 99.1 FTI Consulting, Inc. Fourth Quarter and Full Year 2024 Earnings Conference Call February 20, 2025

Cautionary Note About Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve uncertainties and risks. Forward-looking statements include statements concerning our plans, initiatives, projections, prospects, policies, processes and practices, objectives, goals, commitments, strategies, future events, future revenues, future results and performance, future capital allocations and expenditures, expectations, plans or intentions relating to acquisitions, share repurchases and other matters, business trends, new, or changes to, laws and regulations, including U.S. and foreign tax laws, scientific or technological developments, including relating to new and emerging technologies, such as artificial intelligence and machine learning and other information that is not historical. Forward-looking statements often contain words such as estimates, expects, anticipates, projects, plans, intends, believes, commits, aspires, forecasts, future, goal, seeks and variations of such words or similar expressions. All forward-looking statements, including, without limitation, management’s financial guidance and examination of operating trends, are based upon our historical performance and our current plans, estimates, intentions and expectations at the time we make them, and various assumptions. Our actual financial results, performance or achievements and outcomes could differ materially from those expressed in, or implied by, any forward-looking statements. Further, unaudited quarterly results are subject to normal year-end adjustments. The Company has experienced fluctuating revenues, operating income and cash flows in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer; the mix of the geographic locations where our clients are located or where services are performed; fluctuations in the price per share of our common stock; adverse financial, real estate or other market and general economic conditions; the impact of public health crises and related events that are beyond our control, which could affect our segments, practices and the geographic regions in which we conduct business differently and adversely; and other future events, which could impact each of our segments, practices and the geographic regions in which we conduct business differently and could be outside of our control; the pace and timing of the consummation and integration of future acquisitions; the Company’s ability to realize cost savings and efficiencies; competitive and general economic conditions; retention of staff and clients; new laws and regulations or changes thereto; and other risks described under the heading Item 1A, Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 20, 2025 and in the Company’s other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so. 2

Fourth Quarter 2024: Financial Review

All numbers in $000s, except for per share data and percentages

Consolidated Results	Q4 2024	Q3 2024	% Variance	Q4 2023	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for Q4 2024 vs. Q4 2023
Revenues	$ 894,924	$ 926,019	-3.4%	$ 924,684	-3.2%	-3.5%
Net income	$ 49,710	$ 66,466	-25.2%	$ 81,633	-39.1%	
Earnings per Diluted Share	$ 1.38	$ 1.85	-25.4%	$ 2.28	-39.5%	
Adjusted Earnings per Diluted Share (1)	$ 1.56	$ 1.85	-15.7%	$ 2.28	-31.6%	
Adjusted EBITDA (1)	$ 73,743	$ 102,948	-28.4%	$ 127,394	-42.1%	
Adjusted EBITDA Margin (1)	*8.2%*	*11.1%*	—	*13.8%*	—	
Segment Results						
Corporate Finance & Restructuring						
Revenues	$ 335,713	$ 341,512	-1.7%	$ 365,554	-8.2%	-8.3%
Adjusted Segment EBITDA (1)	$ 44,745	$ 57,919	-22.7%	$ 65,386	-31.6%	
Adjusted Segment EBITDA Margin (1)	*13.3%*	*17.0%*	—	*17.9%*	—	
Forensic and Litigation Consulting						
Revenues	$ 175,863	$ 168,778	4.2%	$ 165,469	6.3%	6.2%
Adjusted Segment EBITDA (1)	$ 18,023	$ 19,991	-9.8%	$ 19,247	-6.4%	
Adjusted Segment EBITDA Margin (1)	*10.2%*	*11.8%*	—	*11.6%*	—	
Economic Consulting						
Revenues	$ 206,103	$ 222,033	-7.2%	$ 206,091	0.0%	-0.6%
Adjusted Segment EBITDA (1)	$ 15,808	$ 35,244	-55.1%	$ 38,335	-58.8%	
Adjusted Segment EBITDA Margin (1)	*7.7%*	*15.9%*	—	*18.6%*	—	
Technology						
Revenues	$ 90,645	$ 110,404	-17.9%	$ 100,933	-10.2%	-10.3%
Adjusted Segment EBITDA (1)	$ 6,565	$ 16,465	-60.1%	$ 12,385	-47.0%	
Adjusted Segment EBITDA Margin (1)	*7.2%*	*14.9%*	—	*12.3%*	—	
Strategic Communications						
Revenues	$ 86,600	$ 83,292	4.0%	$ 86,637	0.0%	-0.7%
Adjusted Segment EBITDA (1)	$ 13,808	$ 12,124	13.9%	$ 15,636	-11.7%	
Adjusted Segment EBITDA Margin (1)	*15.9%*	*14.6%*	—	*18.0%*	—	

(1) See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures" for the reconciliations and definitions of Adjusted Earnings per Diluted Share, Adjusted EBITDA, and Adjusted Segment EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.

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FTI CONSULTING

Full Year 2024: Financial Review

All numbers in $000s, except for per share data and percentages

Consolidated Results		FY 2024		FY 2023	% Variance	Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Translation for FY 2024 vs. FY 2023
Revenues	$	3,698,652	$	3,489,242	*6.0%*	*5.7%*
Net income	$	280,088	$	274,892	*1.9%*	
Earnings per Diluted Share	$	7.81	$	7.71	*1.3%*	
Adjusted Earnings per Diluted Share [1]	$	7.99	$	7.71	*3.6%*	
Adjusted EBITDA [1]	$	403,685	$	424,799	*-5.0%*	
Adjusted EBITDA Margin [1]		*10.9%*		*12.2%*	—	
Segment Results						
Corporate Finance & Restructuring						
Revenues	$	1,391,206	$	1,346,678	*3.3%*	*3.1%*
Adjusted Segment EBITDA [1]	$	244,356	$	230,837	*5.9%*	
Adjusted Segment EBITDA Margin [1]		*17.6%*		*17.1%*	—	
Forensic and Litigation Consulting						
Revenues	$	690,211	$	654,105	*5.5%*	*5.3%*
Adjusted Segment EBITDA [1]	$	86,717	$	88,109	*-1.6%*	
Adjusted Segment EBITDA Margin [1]		*12.6%*		*13.5%*	—	
Economic Consulting						
Revenues	$	863,557	$	771,374	*12.0%*	*11.4%*
Adjusted Segment EBITDA [1]	$	109,498	$	115,807	*-5.4%*	
Adjusted Segment EBITDA Margin [1]		*12.7%*		*15.0%*	—	
Technology						
Revenues	$	417,637	$	387,855	*7.7%*	*7.5%*
Adjusted Segment EBITDA [1]	$	58,541	$	62,711	*-6.6%*	
Adjusted Segment EBITDA Margin [1]		*14.0%*		*16.2%*	—	
Strategic Communications						
Revenues	$	336,041	$	329,230	*2.1%*	*1.3%*
Adjusted Segment EBITDA [1]	$	49,969	$	50,909	*-1.8%*	
Adjusted Segment EBITDA Margin [1]		*14.9%*		*15.5%*	—	

(1) See "Financial Tables" and "End Notes: FTI Consulting Non-GAAP Financial Measures" for the reconciliations and definitions of Adjusted Earnings per Diluted Share, Adjusted EBITDA, and Adjusted Segment EBITDA, which are non-GAAP financial measures, to the most directly comparable GAAP financial measures, and for the definition of Adjusted EBITDA Margin, which is a non-GAAP financial measure.

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Cash Position and Capital Allocation Snapshot As of December 31, 2024, September 30, 2024 and December 31, 2023 All numbers in $000s, except for DSO As of December 31, 2024 As of September 30, 2024 As of December 31, 2023 $ 303,222 Cash and cash equivalents $ 660,493 $ 386,344 Accounts receivable, net $ 1,020,174 $ 1,184,475 $ 1,102,142 (1) $ 25,461 Short-term investments — — (2) 100 Days Sales Outstanding ( DSO ) 97 108 $ 224,461 Net cash provided by operating activities $ 395,097 $ 79,782 Purchases of property and equipment $ (34,900) $ (21,748) $ (49,562) $ (20,982) Purchase and retirement of common stock $ (10,217) $ — (3) $ 360,197 $ 174,899 Free Cash Flow $ 58,034 (1) The balance is included in “Prepaid expenses and other current assets” on the Consolidated Balance Sheets. (2) DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenues for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. (3) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Financial Measures” for the reconciliation and definition of Free Cash Flow, which is a non-GAAP financial measure, to the most directly comparable GAAP financial measure. 5

Reconciliations of Net Income to Adjusted Net Income and Earnings per Diluted Share to Adjusted Earnings per Diluted Share Three Months Ended December 31, 2024, September 30, 2024 and December 31, 2023 Three Months Ended Three Months Ended Three Months Ended All numbers in $000s, except for per share data December 31, 2024 September 30, 2024 December 31, 2023 $ 49,710 $ 66,466 $ 81,633 Net income 8,230 — — Special charges (1,857) — — Tax impact of special charges (1) $ 56,083 $ 66,466 $ 81,633 Adjusted Net Income $ 1.38 $ 1.85 $ 2.28 Earnings per Diluted Share 0.23 — — Special charges (0.05) — — Tax impact of special charges (1) $ 1.56 $ 1.85 $ 2.28 Adjusted Earnings per Diluted Share 35,855 35,892 35,778 Weighted average number of common shares outstanding — diluted (1) 7 See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non- GAAP financial measures.

Reconciliations of Net Income to Adjusted Net Income and Earnings Per Diluted Share to Adjusted Earnings Per Diluted Share Years Ended December 31, 2024 and December 31, 2023 Year Ended Year Ended All numbers in $000s, except for per share data December 31, 2024 December 31, 2023 Net income $ 280,088 $ 274,892 Special charges 8,230 — Tax impact of special charges (1,857) — (1) Adjusted Net Income $ 286,461 $ 274,892 Earnings per Diluted Share $ 7.81 $ 7.71 Special charges 0.23 — Tax impact of special charges (0.05) — (1) Adjusted Earnings per Diluted Share $ 7.99 $ 7.71 Weighted average number of common shares outstanding — diluted 35,845 35,646 (1) 8 See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non- GAAP financial measures.

Reconciliations of Net Income and Operating Income to Adjusted Segment EBITDA and Adjusted EBITDA

Three Months Ended December 31, 2024 and September 30, 2024

All numbers in $000s

Three Months Ended December 31, 2024	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ 49,710
Interest income and other							(7,779)
Interest expense							716
Income tax provision							10,098
Operating income	$ 36,096	$ 14,305	$ 14,393	$ 1,275	$ 12,534	$ (25,858)	$ 52,745
Depreciation of property and equipment	2,587	1,704	1,407	4,623	910	503	11,734
Amortization of intangible assets	736	229	—	—	69	—	1,034
Special charges	5,326	1,785	8	667	295	149	8,230
Adjusted EBITDA [1]	$ 44,745	$ 18,023	$ 15,808	$ 6,565	$ 13,808	$ (25,206)	$ 73,743

Three Months Ended September 30, 2024	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							$ 66,466
Interest income and other							909
Interest expense							1,197
Income tax provision							22,320
Operating income	$ 54,503	$ 18,118	$ 33,880	$ 12,524	$ 11,188	$ (39,321)	$ 90,892
Depreciation of property and equipment	2,631	1,644	1,364	3,941	897	526	11,003
Amortization of intangible assets	785	229	—	—	39	—	1,053
Adjusted EBITDA [1]	$ 57,919	$ 19,991	$ 35,244	$ 16,465	$ 12,124	$ (38,795)	$ 102,948

(1) See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definitions of Adjusted Segment EBITDA and Adjusted EBITDA, which are non-GAAP financial measures.

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Reconciliations of Net Income and Operating Income to Adjusted Segment EBITDA and Adjusted EBITDA Three Months Ended December 31, 2023 All numbers in $000s Three Months Ended December 31, 2023 Corporate Finance Forensic and Litigation Economic Strategic Unallocated Technology Total & Restructuring Consulting Consulting Communications Corporate Net income $ 81,633 Interest income and other 8,088 Interest expense 3,896 Income tax provision 21,404 Operating income $ 61,779 $ 17,415 $ 36,801 $ 8,393 $ 14,703 $ (24,070) $ 115,021 Depreciation of property and 2,597 1,680 1,534 3,992 875 475 11,153 equipment Amortization of intangible assets 1,010 152 — — 58 — 1,220 (1) Adjusted EBITDA $ 65,386 $ 19,247 $ 38,335 $ 12,385 $ 15,636 $ (23,595) $ 127,394 10 (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definitions of Adjusted Segment EBITDA and Adjusted EBITDA, which are non-GAAP financial measures.

Reconciliations of Net Income and Operating Income to Adjusted Segment EBITDA and Adjusted EBITDA

Years Ended December 31, 2024 and December 31, 2023

All numbers in $000s

Year Ended December 31, 2024

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 280,088**
Interest income and other							(10,360)
Interest expense							6,951
Income tax provision							70,683
Operating income	**$ 225,711**	**$ 77,490**	**$ 104,090**	**$ 41,875**	**$ 45,790**	**$ (147,594)**	**$ 347,362**
Depreciation of property and equipment	10,251	6,604	5,400	15,999	3,607	2,049	43,910
Amortization of intangible assets	3,068	838	—	—	277	—	4,183
Special charges	5,326	1,785	8	667	295	149	8,230
Adjusted EBITDA [(1)]	**$ 244,356**	**$ 86,717**	**$ 109,498**	**$ 58,541**	**$ 49,969**	**$ (145,396)**	**$ 403,685**

Year Ended December 31, 2023

	Corporate Finance & Restructuring	Forensic and Litigation Consulting	Economic Consulting	Technology	Strategic Communications	Unallocated Corporate	Total
Net income							**$ 274,892**
Interest income and other							4,867
Interest expense							14,331
Income tax provision							83,471
Operating income	**$ 216,504**	**$ 81,296**	**$ 109,818**	**$ 48,196**	**$ 47,167**	**$ (125,420)**	**$ 377,561**
Depreciation of property and equipment	9,254	6,030	5,989	14,515	3,445	1,846	41,079
Amortization of intangible assets	5,079	783	—	—	297	—	6,159
Adjusted EBITDA [(1)]	**$ 230,837**	**$ 88,109**	**$ 115,807**	**$ 62,711**	**$ 50,909**	**$ (123,574)**	**$ 424,799**

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(1) See "End Notes: FTI Consulting Non-GAAP Financial Measures" for the definitions of Adjusted Segment EBITDA and Adjusted EBITDA, which are non-GAAP financial measures.

Reconciliations of Net Cash Provided by Operating Activities to Free Cash Flow Years Ended December 31, 2024 and December 31, 2023 and Nine Months Ended September 30, 2024 Year Ended Nine Months Ended Year Ended December 31, 2024 September 30, 2024 December 31, 2023 All numbers in $000s $ 224,461 Net cash provided by operating activities $ 395,097 $ 79,782 (49,562) Purchases of property and equipment (34,900) (21,748) (1) $ 174,899 Free Cash Flow $ 360,197 $ 58,034 (1) See “End Notes: FTI Consulting Non-GAAP Financial Measures” for the definition of Free Cash Flow, which is a non-GAAP financial measure. 12

End Notes: FTI Consulting Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States ( GAAP ). Certain of these measures are considered “non-GAAP financial measures” under the Securities and Exchange Commission ( SEC ) rules. Specifically, we have referred to the following non-GAAP financial measures in this presentation: Adjusted Segment EBITDA Adjusted EBITDA Adjusted EBITDA Margin Adjusted Net Income Adjusted Earnings per Diluted Share Free Cash Flow We have included the definition of Segment Operating Income, which is a GAAP financial measure, below in order to more fully define the components of certain non-GAAP financial measures in this presentation. We define Segment Operating Income as a segment’s share of consolidated operating income. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA, which is a non-GAAP financial measure. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA as a basis to internally evaluate the financial performance of our segments because we believe it reflects core operating performance and provides an indicator of the segment’s ability to generate cash. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, gain or loss on sale of a business and losses on early extinguishment of debt. We define Adjusted EBITDA Margin, which is a non-GAAP financial measure, as Adjusted EBITDA as a percentage of total revenues. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these non-GAAP financial measures, considered along with corresponding GAAP financial measures, provide management and investors with useful supplemental information. We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”), which are non-GAAP financial measures, as net income and earnings per diluted share (“EPS”), respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges, the gain or loss on sale of a business and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with useful supplemental information on our business operating results, including underlying trends. We define Free Cash Flow, which is a non-GAAP financial measure, as net cash provided by operating activities less cash payments for purchases of property and equipment. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with useful supplemental information on the Company’s ability to generate cash for ongoing business operations and capital deployment. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. Non- GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income and Consolidated Statements of Cash Flows. 13

Fourth Quarter 2024: Select Geographic Review All numbers in $000s, except for percentages Consolidated Revenues by Region Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Region Q4 2024 Q3 2024 % Variance Q4 2023 % Variance Translation for Q4 2024 vs. Q4 2023 North America $ 587,942 $ 608,066 -3.3% $ 584,260 0.6% 0.7% $ 275,632 EMEA $ 245,471 $ 251,790 -2.5% -10.9% -12.3% $ 49,427 Asia Pacific $ 49,956 $ 54,568 -8.5% 1.1% 0.4% $ 15,365 Latin America $ 11,555 $ 11,595 -0.3% -24.8% -17.3% Percentage of Consolidated Revenues by Region Region Q4 2024 Q3 2024 Q4 2023 North America 65.7% 65.6% 63.2% EMEA 27.4% 27.2% 29.8% Asia Pacific 5.6% 5.9% 5.3% Latin America 1.3% 1.3% 1.7% 15

Full Year 2024: Select Geographic Review All numbers in $000s, except for percentages Consolidated Revenues by Region Percentage Change in Revenues Excluding the Estimated Impact of Foreign Currency Region FY 2024 FY 2023 % Variance Translation for FY 2024 vs. FY 2023 North America 8.0% 8.0% $ 2,432,980 $ 2,253,315 EMEA 3.3% 1.9% $ 1,015,153 $ 982,381 Asia Pacific 1.3% 1.7% $ 207,037 $ 204,417 Latin America -11.5% -8.0% $ 43,482 $ 49,129 Percentage of Consolidated Revenues by Region Region FY 2024 FY 2023 North America 65.8% 64.5% EMEA 27.4% 28.2% Asia Pacific 5.6% 5.9% Latin America 1.2% 1.4% 16

Fourth Quarter 2024 17

TM Experts with Impact 18